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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 8, 2008
                Date of Earliest Event Reported: December 3, 2008

                         WORLD WASTE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

         California                 1-11476                      95-3977501
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)

20400 Stevens Creek Road
7th Floor                                                          95014
Cupertino, California
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (408) 517-3306

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported on a Current Report on Form 8-K filed on May 20, 2008 with the Securities and Exchange Commission (the "SEC"), on May 19, 2008, World Waste Technologies, Inc., a California corporation ("World Waste"), entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with Vertex Energy, LP, a Texas limited partnership ("Vertex LP"), Vertex Energy, Inc., a Nevada corporation ("Vertex Nevada"), Vertex Merger Sub, LLC, a California limited liability company and wholly owned subsidiary of Vertex Nevada ("Merger Subsidiary"), and Benjamin P. Cowart, as agent for the shareholders of Vertex Nevada (the "Agent").

         Pursuant to the Merger Agreement, among other things:

         o Vertex LP will transfer to Vertex Nevada Vertex LP's waste oil business;

         o World Waste will merge into Merger Subsidiary (the "Merger") and thereby will become a subsidiary of Vertex Nevada; and

         o Vertex Nevada will issue shares of its capital stock to World Waste's shareholders in connection with the Merger.

         On December 3, 2008 and December 4, 2008, World Waste, Vertex LP, Vertex Nevada, Merger Subsidiary and the Agent executed and delivered Amendments No. 1 and No. 2, respectively (collectively, the "Amendments") to the Merger Agreement. The following is a summary of the material terms of the Amendments and is qualified by the full text of the Amendments, which are filed as Exhibits
2.1 and 2.2 to this Current Report on Form 8-K and are incorporated herein.

         Pursuant to the Amendments, the Merger Agreement has been amended in the following material respects:

         o Section 8.1(b) of the Merger Agreement has been amended to provide that either World Waste, on the one hand, or Vertex LP, Vertex Nevada and Merger Subsidiary, on the other hand, may terminate the Merger Agreement if the Merger has not closed on or before January 31, 2009. Previously, Section 8.1(b) had provided that either side could exercise its termination right if the Merger has not closed on or before December 31, 2008.

         o In light of a 1-for-10 reverse split of Vertex Nevada's preferred and common stock that was completed on December 4, 2008, Section 2.6 of the Merger Agreement has been amended to make a pro rata reduction in the number of shares of Vertex Nevada's preferred stock or common stock that will be issued in the Merger for each outstanding share of World Waste's preferred stock or common stock, respectively. This modification of the share exchange ratio does not alter the previously agreed-upon percentage of Vertex Nevada's post-Merger capital stock that will be owned by World Waste's preferred and common shareholders. As modified by the Amendments, the Merger Agreement now provides that, except for shares as to which dissenters' rights are duly exercised by World Waste's shareholders: (1) each outstanding share of World Waste Series A preferred stock will be exchanged for
                  0.4062 shares of Vertex Nevada Series A preferred stock; (2) each outstanding share of World Waste Series B preferred stock will be exchanged for 11.651 shares of Vertex Nevada Series A preferred stock; and (3) each outstanding share of World Waste common stock will be exchanged for 0.10 shares of Vertex Nevada common stock.

         o The sections of the Merger Agreement that require World Waste to have a minimum of $5.0 million of cash on hand as of the closing have been amended to provide that this amount shall be reduced by an amount equal to the documented expenses incurred by WWT after the date of the original Merger Agreement and through the closing of the Merger in furtherance of the business of Vertex LP, provided that this reduction shall not exceed $100,000.


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         ADDITIONAL INFORMATION AND WHERE TO FIND IT

         The information in this Current Report on Form 8-K is not a substitute for the definitive proxy statement and other documents regarding the Merger that World Waste will file with the SEC and will mail to its shareholders subsequent to the filing of this Current Report on Form 8-K. WORLD WASTE'S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN ADDITIONAL IMPORTANT INFORMATION ABOUT WORLD WASTE, THE MERGER AND RELATED MATTERS. Investors and shareholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov. A free copy of the definitive proxy statement when it becomes available may also be obtained from World Waste Technologies, Inc., 20400 Stevens Creek Road, 7th Floor, Cupertino, California 95014, Attention: Adam Shore. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from World Waste's shareholders with respect to the Merger. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of World Waste and its respective executive officers and directors in the proposed Merger by reading the definitive proxy statement.

         FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements related to, among other things, the completion of the Merger and the other transactions contemplated by the Merger Agreement. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement, including, without limitation, receipt of the affirmative vote of World Waste's shareholders, World Waste's ability to maintain a sufficient cash balance, and other risks and uncertainties outlined in World Waste's documents filed with the SEC. All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report. Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, World Waste undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBIT NO.                       DESCRIPTION
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             2.1           Amendment No. 1, dated as of December 3, 2008, to
                           Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Energy LP, Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart.


             2.2 Amendment No. 2, dated as of December 4, 2008, to Amended and Restated Agreement and Plan of Merger, as amended, by and among World Waste Technologies, Inc., Vertex Energy LP, Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart. SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  WORLD WASTE TECHNOLOGIES, INC.

Date: December 8, 2008                            By: /s/ John Pimentel
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                                                      John Pimentel
                                                      Chief Executive Officer